Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Stockholders' Equity
(16)	Stockholders’ Equity:

The Company’s sources of income and funds for dividends to its stockholders are earnings on its investments and dividends from the Bank. The Bank’s primary regulator, the KDFI, has regulations that impose certain restrictions on payment of dividends to the Corporation. Current regulations of the KDFI allow the Bank (based upon its current capital level and supervisory status assigned by the KDFI) to pay a dividend as long as the Bank subsidiary maintains an appropriate Tier 1 Capital ratio. Furthermore, for the Bank to pay a dividend to the Corporation without regulatory approval, the dividend is limited to the total amount of the Bank’s current year net income plus the Bank’s net income of the prior two years less any previous dividends paid by the Bank to the Corporation during that time.

At December 31, 2017, the Company holds a total of 1,338,360 shares of treasury stock at an average price of $12.44 per share. At December 31, 2017, the Company may purchase 300,000 shares of treasury stock under a new stock repurchase plan announced on November 11, 2017 that expires December 31, 2019. The Company conducts repurchases through open market transactions or in privately negotiated transactions that may be made from time to time depending on market conditions and other factors.

The Company has paid all interest payments due on HopFed Capital Trust I. If interest payments to HopFed Capital Trust I are not made in a timely manner, the Company is prohibited from making cash dividend payments to its common shareholders.

In July 2013, the Federal Reserve Board and the FDIC approved final rules that substantially amend the regulatory risk-based capital rules applicable to Heritage Bank USA, Inc. and HopFed Bancorp, Inc. The final rules implement the regulatory capital reforms of the Basel Committee on Banking Supervision reflected in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (Basel III) and changes required by the Dodd-Frank Act.

Under these rules, the leverage capital and risk-based capital ratios of bank holding companies may not be lower than the leverage and risk-based capital ratios for insured depository institutions. The final rules implementing the Basel III regulatory capital reforms became effective on January 1, 2015, and include new minimum risk-based capital and leverage ratios. Moreover, these rules refine the definition of what constitutes “capital” for purposes of calculating those ratios, including the definitions of Tier 1 capital and Tier 2 capital.

The new minimum capital level requirements applicable to bank holding companies and banks subject to the rules are:

•	a new common equity Tier 1 capital ratio of 4.5%;

•	a Tier 1 risk-based capital ratio of 6% (increased from 4%);

•	a total risk-based capital ratio of 8% (unchanged from current rules); and

•	a Tier 1 leverage ratio of 4% for all institutions.

The rules also establish a “capital conservation buffer” of 2.5% (to be phased by 2019) above the new regulatory minimum risk-based capital ratios, and result in the following minimum ratios once the capital conservation buffer is fully phased in:

•	a common equity Tier 1 risk-based capital ratio of 7.0%;

•	a Tier 1 risk-based capital ratio of 8.5%; and

•	a total risk-based capital ratio of 10.5%.

At December 31, 2017, the Bank and Corporation met all fully phased capital requirements of Basel III, including the capital conservation buffer of 2.5% to be fully phased in by January 1, 2019. The Capital conservation buffer for 2017 is 1.25% and 1.875% for 2018. The net unrealized gain or loss on available for sale securities is not included in computing regulatory capital.